SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2010

AXIUS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-147276	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Evata ltd- Rolcan ltd, Cowdown Business Park, Micheldever, Winchester SOZL 3DN, Hampshire, England
Address of principal executive offices

Registrant’s telephone number, including area code: 00971 44475722

6A Easa Al Gurg Tower, 6th Floor, Baiyas Road, P.O.Box 186549, Dubai UAE (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Form 8-K references to “we”, “us”, the “Company”, or the “Registrant” refers to AXIUS INC. a Nevada corporation.

Section 1 – Registration’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below is incorporated by reference herein.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 5.01 below is incorporated by reference herein.

On May 26, 2010, our former President, Chief Executive Officer, Principal Executive Officer and Director, Geraldine Gugol, along with our former Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Director, Lelane E. Macatangay, have purchased our wind and solar powered boilers business in exchange for the forgiveness of $20,000 in debts we owed to them. Specifically, in accordance with “Assignment of Assets Agreement,” these officers and directors acquired all of our existing business and our assets in exchange for the cancellation of debt of $20,000 owed to such prior management advanced to pay professional services provided by our outside independent auditors for services rendered.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On May 26, 2010, United Management Ltd. (“United Management”) owned 50% by Roland Kaufman and 50% by Thierry Isaia and located at 6A Easa Al Gurg Tower, 6th Floor, Baiyas Road, P.O.Box 186549, Dubai UAE purchased an aggregate of one million two hundred thousand (1,200,000) restricted shares of Company common stock from its now former officers and/or directors as follows: Geraldine Gugol, formerly President, Chief Executive Officer, Principal Executive Officer and Director and Leilane E. Macatangay, formerly Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Director each of whom sold their entire six hundred thousand (600,000) shares. As a result of this transaction, United Management now owns 55.81% of the issued and outstanding shares of our common stock.

The cash consideration for this transaction amounted to $180,000.

Simultaneously with the above-referenced sales of restricted common stock, both Ms. Geraldine Gugol and Leilane E. Macatangay resigned from all positions held with the Company indicating in their respective resignations letters that such resignations were not the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies) or practices.

The new officers and directors of the Company are Roland Kaufman, President, Chief Executive Officer, Principal Executive Officer and Director and John Figliolini, Secretary/Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Director.  For background information with respect to the new officers and directors, see Item 5.02 hereinafter.

As part of the transaction referred to above, prior management, in accordance with “Assignment of Assets Agreement” acquired all of the then AXIUS business and its assets in exchange for cancellation of debt of $20,000 owed to such prior management.

There are no arrangements or understandings among members of both former and new control groups and their associates with respect to election of directors or other matters.

Form 10 Information

Business

The Company has been and remains a “shell” company as defined in SEC Release No. 33-8587 at II A3.  New management is in the process of determining the course(s) of business and/or acquisition of assets that the Company may intend to pursue.  Once this is accomplished, management intends to file a Form 8-K with specific reference to Item 5.06 thereof so that upon expiration of the statutory one year period after such disclosure the Company will no longer be considered to be a shell company, assuming that the necessary filings provide disclosure meeting each of the item requirements of Form 10.

2

Risk Factors

A smaller reporting company is not required to provide this information.

Financial Information

The information required by this item is incorporated herein by reference to the Company’s Form 10-Q, filed with the SEC on May 25, 2010 for its second quarter ended April 30, 2010.

Properties

At the present time there are no properties.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company’s common stock by each of its officers and directors, by each person known by the Company to beneficially own more than 5% of common stock and by officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 2,150,000 shares of common stock issued and outstanding on May 26, 2010.

Name and address of new beneficial owner	Amount of Beneficial Ownership	Approximate Percent of Class of Common Stock
[1]United Management Ltd. Cramer Salamian l.l.c Mr. Yann Mrazek 6A Easa Al Gurg Tower 6th Floor, Baiyas Road P.O.Box 186549 Dubai UAE	1,200,000	55.81%

HMM Corporate Services Ltd. 6A Easa Al Gurg Tower 6th Floor, Baniyas Road PO Box 186549 Dubai United Arab Emirates	425,000	19.77%

Total Officers and Directors(2 persons)	[2]600,000	27.91%

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As heretofore indicated in Item 5.01, both Geraldine Gugol and Leilane E. Macatangay have resigned from all positions of the Company and have been replaced by Messrs. Kaufman and Figliolini.

Directors and Executive Officers

The following table sets forth certain information, as of May 26, 2010, with respect to the directors and executive officers.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Roland Kaufman	President, Chief Executive Officer, Principal Executive Officer and Director	57	May 26, 2010
John Figliolini	Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Director	48	May 26, 2010

_____________________________

This Company is owned 50% by Thierry Isaia and Roland Kaufman, the latter of whom is our President and Chief Executive Officer.

Represents Roland Kaufman, our President, 50% ownership in United Management Ltd.

Business Experience

Roland Kaufman is a Swiss National whose business career started in 1972 at Merrill Lynch, Geneva in the financial research department specializing in in-depth analysis of European corporations with Eurobond exposure and he published the Merrill Lynch Eurobond newsletter.

He then moved to Zurich as Portfolio Manager for Bank of America later moving to Citicorp in charge of International Marketing specializing in the Middle East and developing marketing strategy for the region. Thereafter in 1980 he started his own investment management company with offices in Zurich, London and San Francisco. Funds under management exceeded US$ 100 million. In addition setting up a trade finance house raising over US$ 250 million finance for Swiss and International corporations.

Mr. Kaufmann is President at the head of a group of companies Chaired by HH Sheikh Manea bin Hasher Al Maktoum a member of the ruling family in Dubai. This group (HMM Corporate Services Ltd. and AGI Dubai Trading Company) is involved in the ongoing development in a variety of Real Estate linked projects and investments in the region.

 Mr. Kaufmann is a member of the Swiss Association of Financial Advisors and has a Business Administration degree in Economics and Master Studies from Switzerland.

John Figliolini, Jr. started his work experience in the finance industry during 1982, initially as a mutual fund salesman with First Investors Corp then as a Stock broker with Rooney Pace (NYSE member). From 1982 to 1992 Mr. Figliolini held various management positions at the Securities trading firms he worked for. These positions ranged from Stock Broker to Sales Manager to Financial and Operation Principal to Senior executive.

From 1992 to 1997 Mr. Figliolini Founded and operated Berkshire International Finance, Inc. (New York). During that time as President of the firm Mr. Figliolini assisted 35 public and private companies in raising over $350 Million in equity capital. During the same time Mr. Figliolini co-founded and advised 3 Offshore Venture Capital Funds. From 1998 to 2003 Mr. Figliolini Founded and operated an SEC registered broker/dealer which made NASDAQ and OTC markets in 1,000 securities.

Additionally:

1.

From January 2005-2008 Mr. Figliolini Founded and operated Fig Leaf Enterprises, Inc. (Ontario Corp) which did business consulting for both private and public companies. The consulting work revolved around assisting companies in going public via RTO and capital raising.

2.

From January 2008- to present Mr. Figliolini incorporated Berkshire International Finance, Inc. in Ontario and continued to assist companies in their capital raising needs.

3.

From 2004 until present Mr. Figliolini has also been employed by Argus Global holdings, Ltd. A UK based finance company, as Head of Institutional Sales. This position also involved assisting companies to raise equity and debt capital.

Mr. Figliolini is a US Citizen and Canadian Permanent resident currently living in Windsor, Ontario.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

Except as follows, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated,

John Figliolini in an administrative proceeding (File No. 3-12312) dated September 28, 2006 was found to have failed to reasonably supervise a registered representative under his supervision with a view toward detecting and preventing certain manipulative trading practices. In light thereof, Mr. Figliolini was barred from associating with a broker/dealer in a supervisory capacity with a right to reapply after three years and ordered to pay a $50,000 civil penalty.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board, absent an employment agreement.

Employment Agreement

None

Executive Compensation

Manner and Amount of compensation for above-referenced new officers and directors has not yet been determined.

Certain Relationship and Related Transactions, and Director Independence

Other than disclosed herein there are no Relationship or Related Transactions.

Legal Proceedings

None

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On or about April 14, 2010 FINRA concluded its review of a broker/dealer Form 211 filing and assigned the trading symbol of AXIU.

Our common stock is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the FINRA. The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current "bids" and "asks", as well as volume information. Our shares are quoted on the OTCBB under the symbol “AXIU.” The following are the high and low sale prices for the common stock by quarter as reported by the OTC Bulletin for fiscal years ended October 31, 2009 and 2008.

Fiscal Year Ended October 31, 2009
Quarter Ended	High $	Low $
January 31, 2009	0	0
April 30, 2009	0	0
July 31, 2009	0	0
October 31, 2009	0	0

Fiscal Year Ended October 31, 2008
Quarter Ended	High $	Low $
January 31, 2008	0	0
April 30, 2008	0	0
July 31, 2008	0	0
October 31, 2008	0	0

The quotations and ranges listed above, if any, were obtained from OTCBB.  The quotations, if any,  reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

On May 26, 2010, our stock price closed at $.0 per share.

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $4.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for our common stock. Therefore, stockholders may have difficulty selling our securities.

Holders of Our Common Stock

We are authorized to issue 90,000,000 shares of common stock with a par value of $0.001 per share as well as 10,000,000 shares of preferred stock with a par value of $0.001 per share. As of May 26, 2010 we had 2,150,000 shares of common stock outstanding. Our shares are held by seven (7) stockholders of record.

Dividends

The Company has not declared, or paid, any cash dividends since inception and does not anticipate declaring or paying a cash dividend for the foreseeable future.

Nevada law prohibits our board from declaring or paying a dividend where, after giving effect to such a dividend, (i) we would not be able to pay our debts as they came due in the ordinary course of our business, or (ii) our total assets would be less than the sum of our total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the rights of any creditors or preferred stockholders.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

Recent Sales of Unregistered Securities

None

Description of Registrant’s Securities to be Registered

None

Indemnification of Directors and Officers

Article IV Section 3 “Limitation of Liability” of the Company’s Articles of Incorporation filed with Nevada Secretary of State on September 18, 2007 states “The liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the NRS.  If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.”

Financial Statements and Supplementary Data

None.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

10.1

Stock Purchase Agreement for purchase of 1,200,000 restricted shares

10.2

Assignment of Assets Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIUS INC.

/s/ Roland Kaufman

Roland Kaufman

President, CEO and Director

Date: May 26, 2010